UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 2, 2009

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 1.01	Amendment of a Material Definitive Agreement

Item 9.01	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 10.1:	Amendment No.2 to Registration Rights Agreement

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Item 1.01	Amendment of a Material Definitive Agreement.

On September 2, 2009 Altair Nanotechnologies Inc and Al Yousuf LLC signed Amendment No. 2 to their November 29, 2007 Registration Rights Agreement. The Amendment No. 2 to Registration Rights Agreement (Amendment No. 2”) has an effective date of August 14, 2009. The November 29, 2007 Registration Rights Agreement (the “Registration Rights Agreement”) was filed with the SEC on Form 8-K on November 30, 2007. Amendment No. 2 modifies Sections 2(a) and 2(b)(i) of the Registration Rights Agreements extending by 6 months the required registration date of the securities involved in the Registration Rights Agreement.

The description of the Amendment No. 2 to Registration Rights Agreement set forth above is, by its nature, a summary description and omits certain detailed terms set forth in the underlying agreement. The summary set forth above is qualified by the terms and conditions of the Amendment No. 2 to Registration Rights Agreement attached as Exhibit 10.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Amendment No.2 to Registration Rights Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: September 3, 2009	By:	/s/ John Fallini
John Fallini, Chief Financial Officer

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